----- GOLDEN                         FLEXIBLE PREMIUM
      -------- AMERICAN                       DEFERRED COMBINATION
    ---------- LIFE INSURANCE                 VARIABLE AND FIXED
       ------- COMPANY                        ANNUITY CERTIFICATE

Golden American is a stock company domiciled in Delaware.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
| Contractholder                                     Group Contract Number     |
| [GOLDEN INVESTORS TRUST]                           [G000024-OE]              |
|------------------------------------------------------------------------------|
| Annuitant                Owner                                               |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
| Initial Premium           Annuity Option           Annuity Commencement Date |
| [$10,000]                [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]         |
|------------------------------------------------------------------------------|
| Separate Account(s)                                Certificate Number        |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]         [123456]                  |
--------------------------------------------------------------------------------

In this Certificate you or your refers to the Owner shown above. We, our or us refers to Golden American Life Insurance Company. You may allocate this Certificate's Accumulation Value among the Variable Separate Account, the General Account and the Fixed Account shown in the Schedule.

This Certificate describes the benefits and provisions of the group contract. The group contract, as issued to the Contractholder by us with any Riders or Endorsements, alone makes up the agreement under which benefits are paid. The group contract may be inspected at the office of the Contractholder. In consideration of any application for this Certificate and the payment of premiums, we agree, subject to the terms and conditions of the group contract, to provide the benefits described in this Certificate. The Annuitant under this Certificate must be eligible under the terms of the group contract. If the group contract and this Certificate are in force, we will make income payments to you starting on the Annuity Commencement Date as shown in the Schedule. If you die prior to the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. The amount of such benefit is subject to the terms of this Certificate.

The benefits of the Certificate will be paid according to the provisions of the Certificate and group contract.

ALL PAYMENTS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE SEPARATE ACCOUNT DIVISION, MAY INCREASE OR DECREASE IN DOLLAR AMOUNT, DEPENDING ON THE CERTIFICATE'S INVESTMENT RESULTS. ALL PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY CAUSE SUCH PAYMENTS AND VALUES TO INCREASE OR DECREASE. PROVISIONS REGARDING THE VARIABLE NATURE OF THIS CERTIFICATE ARE FOUND AT PAGE 11.

RIGHT TO EXAMINE THIS CERTIFICATE: YOU MAY RETURN THIS CERTIFICATE TO US OR THE AGENT THROUGH WHOM YOU PURCHASED IT WITHIN 10 DAYS AFTER YOU RECEIVE IT. IF SO RETURNED, WE WILL TREAT THE CERTIFICATE AS THOUGH IT WERE NEVER ISSUED. UPON RECEIPT WE WILL PROMPTLY REFUND THE ACCUMULATION VALUE, ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT, PLUS ANY CHARGES WE HAVE DEDUCTED AS OF THE DATE THE RETURNED CERTIFICATE IS RECEIVED BY US.



                                      Secretary:  /S/  Paula Cludray-Engelke

Customer Service Center
1475 Dunwoody Drive                   President:  /S/  Chris Schreier
West Chester, PA  19380
1-800-366-0066
--------------------------------------------------------------------------------
FLEXIBLE PREMIUM DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CERTIFICATE
- NO DIVIDENDS

     Variable Cash Surrender Values while the Annuitant and Owner are living and prior to the Annuity Commencement Date. Death Benefit subject to guaranteed minimum. Partial Withdrawal Option. Non-participating. Investment results reflected in values.

GA-CA-1090

                              CERTIFICATE CONTENTS
--------------------------------------------------------------------------------


THE SCHEDULE                                                   YOUR CERTIFICATE BENEFITS................   16
         Payment and Investment Information....   3A                Cash Value Benefit
         The Variable Separate Accounts........   3B                Partial Withdrawal Option
         The General Account...................   3C                Proceeds Payable to the Beneficiary
         Certificate Facts.....................   3D
         Charges and Fees......................   3E           BENEFIT OPTION PACKAGES..................   18
         Income Plan Factors...................   3F                Election of Benefit Option Packages
                                                                    Description of Benefit Package I
IMPORTANT TERMS................................    4                Description of Benefit Package II
                                                                    Description of Benefit Package III

INTRODUCTION TO THIS CERTIFICATE...............    6
         The Certificate                                       CHOOSING AN INCOME PLAN..................   25
         The Owner                                                  Annuity Benefits
         The Annuitant                                              Annuity Commencement Date Selection
         The Beneficiary                                            Frequency Selection
         Change of Owner or Beneficiary                             The Income Plan
                                                                    The Annuity Options
PREMIUM PAYMENTS AND ALLOCATION CHANGES......      8                Payment When Named Person Dies

         Initial Premium Payment                               OTHER IMPORTANT INFORMATION...............28
         Additional Premium Payments                                Entire Contract
         Your Right to Change Allocation of                         Sending Notice to Us
           Accumulation Value                                       Reports to Owner
         What Happens if a Variable Separate Account                Assignment - Using this Certificate as
           Division is Not Available                                  Collateral Security
         Restricted Funds                                           Changing this Certificate
         Thresholds                                                 Certificate Changes - Applicable Tax Law
         Dollar Cap                                                 Misstatement of Age or Sex
         Premium Threshold                                          Non-Participating
         Allocation Threshold                                       Contestability
         Thresholds - Effect on Withdrawals                         Payments We May Defer
         Threshold Processing                                       Authority to Make Agreements
                                                                    Required Note on Our Computations

HOW WE MEASURE THE CERTIFICATE'S
   ACCUMULATION VALUE........................     11
         The Variable Separate Accounts
         The General Account
         Valuation Period
         Accumulation Value
         Accumulation Value in each Division and
           Fixed Allocation
         Fixed Account
         Measurement of Investment Experience
         Charges Deducted from Accumulation Value on
           each Certificate Processing Date

              Copies of any additional Riders and Endorsements are at the back of this Certificate.

           THE SCHEDULE

              The Schedule gives specific facts about this Certificate and its coverage. Please refer to the Schedule while reading this Certificate.


GA-CA-1090                              2

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
| Annuitant                Owner                                               |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
| Annuitant's Issue Age    Annuitant's Sex           Owner's Issue Age         |
| [55]                     [MALE]                    [35]                      |
|------------------------------------------------------------------------------|
| Initial Premium           Annuity Option           Annuity Commencement Date |
| [$10,000]                [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]         |
|------------------------------------------------------------------------------|
| Certificate Date         Issue Date                Residence Status          |
| [JANUARY 1, 1996]        [JANUARY 1, 1996]         [DELAWARE]                |
|------------------------------------------------------------------------------|
| Schedule Date            Benefit Option Package                              |
| [JANUARY 1, 1996]        [III]                                               |
|------------------------------------------------------------------------------|
| Separate Account(s)                                Certificate Number        |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]         [123456]                  |
--------------------------------------------------------------------------------


INITIAL INVESTMENT

Initial Premium Payment received:                    [$10,000]

Your initial Accumulation Value has been invested as follows:

                                                            Percentage of

                       Divisions                          Accumulation Value
                       ---------                          ------------------
                  [Eagle Value Equity                            10%
                    MFS Total Return                             10%
                      Liquid Asset                               10%
          Alliance VP Premier Growth (Class B)                   10%
             Fidelity VIP Growth (Class S)                       10%
               INVESCO VI Health Sciences                        10%
         Janus Aspen Worldwide Growth (Class S)                   5%
     Pioneer VP Pioneer VP Pioneer Fund (Class II)                5%
   Putnam VP International Growth & Income (Class B)              5%
             Putnam VP Voyager II (Class B)                       5%
             PPI MFS Capital Opportunities                        5%
         Pilgrim VP Convertible Bond (Class S)                    5%
                    PIMCO Core Bond                               5%
               Fixed Allocation - 1 Year                         5%]

     -----------------------------------------------    ------------------

                       Total                                    100%
                       =====                                    ====

GA-CA-1090                             3A1

                                  THE SCHEDULE
                 PAYMENT AND INVESTMENT INFORMATION (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
| Annuitant                Owner                                               |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
| Annuitant's Issue Age    Annuitant's Sex           Owner's Issue Age         |
| [55]                     [MALE]                    [35]                      |
|------------------------------------------------------------------------------|
| Initial Premium           Annuity Option           Annuity Commencement Date |
| [$10,000]                [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]         |
|------------------------------------------------------------------------------|
| Certificate Date         Issue Date                Residence Status          |
| [JANUARY 1, 1996]        [JANUARY 1, 1996]         [DELAWARE]                |
|------------------------------------------------------------------------------|
| Schedule Date            Benefit Option Package                              |
| [JANUARY 1, 1996]        [III]                                               |
|------------------------------------------------------------------------------|
| Separate Account(s)                                Certificate Number        |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]         [123456]                  |
--------------------------------------------------------------------------------

ADDITIONAL PREMIUM PAYMENT INFORMATION

Except in the case of a Certificate issued as an IRA, we will accept additional Premium Payments until either you or the Annuitant reaches the Attained Age of
86. If this Certificate is issued as an IRA, no contributions may be made for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contributions).

The minimum additional payment which may be made is $50.00. Any additional payment which would cause the Certificate's Accumulation Value to exceed $1,000,000 requires our prior approval.

ALLOCATION CHANGES BY TELEPHONE

You may request allocation changes by telephone during our telephone request business hours. You may call our Customer Service Center at 1-800-366-0066 to make allocation changes by using the personal identification number you will receive. You may also mail any notice or request for allocation changes to our Customer Service Center at the address shown on the cover page.

GA-CA-1090                             3A2

                                  THE SCHEDULE
                         THE VARIABLE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
| Annuitant                Owner                                               |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
| Initial Premium           Annuity Option           Annuity Commencement Date |
| [$10,000]                [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]         |
|------------------------------------------------------------------------------|
| Separate Account(s)                                Certificate Number        |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]         [123456]                  |
--------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND

Separate Account B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of Delaware, our state of domicile. The Account is divided into Divisions. Each Division listed below invests in shares of the mutual fund portfolio (the "Series") designated. Each portfolio is a part of The GCG Trust managed by Directed Services, Inc.

  SERIES                                   SERIES                                   SERIES
  ------                                   ------                                   ------
  [Eagle Value Equity                      PIMCO Core Bond                          MFS Research
  MFS Total Return                         Liquid Asset                             Janus Growth and Income


The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the Prudential Series Fund, Inc. managed by Jennison Associates, LLC.

  PORTFOLIO                                PORTFOLIO
  ---------                                ---------
  Prudential Jennison (Class S)            Prudential SP Jennison International
                                             Growth (Class S)

The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the PIMCO Trust managed by Pacific Investment Management Company.
  PORTFOLIO
  ---------
  PIMCO VI High Yield Bond


The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolio is a part of the Aetna Variable Annuity Funds managed by Aeltus Investment Management, Inc.

  PORTFOLIO                                PORTFOLIO                                   PORTFOLIO
  ---------                                ---------                                   ---------
  Aetna GET Fund (Class N)                 Aetna Index Plus Large Cap VP (Class S)     Aetna Index Plus Small Cap VP (Class S)
  Aetna Value Opportunity VP (Class S)     Aetna Index Plus Mid Cap VP (Class S)

The Division listed below invests in shares of the mutual fund portfolio
(the "Portfolio") designated. The portfolio is a part of the Alliance Variable Products Series Fund, Inc. managed by Alliance Capital Management, L.P.

  PORTFOLIO                                  PORTFOLIO                               PORTFOLIO
  ---------                                  ---------                               ---------
  AllianceBernstein Value (Class B)          Alliance Growth and Income (Class B)    Alliance Premier Growth (Class B)


The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolio is a part of the Brinson Series Trust managed by Brinson Advisors, Inc.Alliance Capital Management, L.P.

  PORTFOLIO
  ---------
  Brinson Tactical Allocation (Class I)


The Division listed below invests in shares of the mutual fund portfolio
(the "Portfolio") designated. The portfolio is a part of the Fidelity Variable Insurance Products Portfolio, managed by Fidelity Management & Research Co.

  PORTFOLIO                                  PORTFOLIO                               PORTFOLIO
  ---------                                  ---------                               ---------
  Fidelity VIP Growth (Class S2)             Fidelity VIP Equity-Income (Class S2)   Fidelity VIP II Contrafund (Class S2)

GA-CA-1090                             3B

                                  THE SCHEDULE
                   THE VARIABLE SEPARATE ACCOUNTS (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
| Annuitant                Owner                                               |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
| Initial Premium           Annuity Option           Annuity Commencement Date |
| [$10,000]                [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]         |
|------------------------------------------------------------------------------|
| Separate Account(s)                                Certificate Number        |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]         [123456]                  |
--------------------------------------------------------------------------------

The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolio is a part of the Invesco Variable Investment Funds, Inc. managed by INVESCO.

  PORTFOLIO                                  PORTFOLIO                               PORTFOLIO
  ---------                                  ---------                               ---------
  INVESCO VI Financial Services              INVESCO VI Health Sciences              INVESCO VI Utilities


The Division listed below invests in shares of the mutual fund portfolio
(the "Portfolio") designated.  The portfolio is a part of the Janus Aspen
Series managed by Janus Capital Corporation.

  PORTFOLIO
  ---------
  Janus Aspen Worldwide Growth (Class S)

The Division listed below invests in shares of the mutual fund portfolio
(the "Portfolio") designated.  The portfolio is a part of the Pilgrim Variable
Products Trust managed by ING Pilgrim Investments, LLC.

  PORTFOLIO                                  PORTFOLIO                               PORTFOLIO
  ---------                                  ---------                               ---------
  Pilgrim VP Convertible Bond (Class S)      Pilgrim VP LargeCap (Class S)           Pilgrim VP Worldwide Growth (Class S)
  Pilgrim VP Growth and Income (Class S)     Pilgrim VP MagnaCap (Class S)


The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolio is a part of the Pioneer Variable Products Trust managed by Pioneer Investment Management, Inc.

  PORTFOLIO                                  PORTFOLIO
  ---------                                  ---------
  Pioneer VP Pioneer Fund (Class II)         Pioneer VP Small Company (Class II)


The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolio is a part of the Putnam Variable Trust managed by Putnam Investment Management Co.

  PORTFOLIO                                  PORTFOLIO                               PORTFOLIO
  ---------                                  ---------                               ---------
  Putnam VP Growth and Income                Putnam International Growth & Income    Putnam VP Voyager Fund II (ClassB)
    (Class B)                                  (Class B)


The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolio is a part of the Portfolio Partners, Inc managed by Massachusetts Financial Services, Inc.

  PORTFOLIO
  ---------
  PPI MFS Capital Opportunities ]

GA-CA-1090                         3B (CONT'D)

                                  THE SCHEDULE
                               THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
| Annuitant                Owner                                               |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
| Initial Premium           Annuity Option           Annuity Commencement Date |
| [$10,000]                [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]         |
|------------------------------------------------------------------------------|
| Separate Account(s)                                Certificate Number        |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]         [123456]                  |
--------------------------------------------------------------------------------

GENERAL ACCOUNT

Guaranteed Interest Division

A Guaranteed Interest Division provides an annual minimum interest rate of 3%. At our sole discretion, we may periodically declare higher interest rates for specific Guarantee Periods. Such rates will apply to periods following the date of declaration. Any declaration will be by class and will be based on our future expectations.

Limitations of Allocations

We reserve the right to restrict allocations into and out of the General Account. Such limits may be dollar restrictions on allocations into the General Account or we may restrict reallocations into the General Account.

Transfers from a Guaranteed Interest Division

We currently require that an amount allocated to a Guarantee Period not be transferred until the Maturity Date, except pursuant to our published rules. We reserve the right not to allow amounts previously transferred from a Guaranteed Interest Division to the Variable Separate Account Divisions or to a Fixed Allocation to be transferred back to a Guaranteed Interest Division for a period of at least six months from the date of transfer.

GA-CA-1090                             3C

                                  THE SCHEDULE
                                CERTIFICATE FACTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
| Annuitant                Owner                                               |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
| Initial Premium           Annuity Option           Annuity Commencement Date |
| [$10,000]                [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]         |
|------------------------------------------------------------------------------|
| Separate Account(s)                                Certificate Number        |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]         [123456]                  |
--------------------------------------------------------------------------------

CERTIFICATE FACTS

Certificate Processing Date

The Certificate Processing Date for your Certificate is [April 1] of each year.

Specially Designated Division

When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

Benefit Option Package
Benefit Option Package [II] was selected.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn each Certificate Year without being considered an Excess Partial Withdrawal is described below. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered Premium Taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Certificate in force.

Systematic Partial Withdrawals and Conventional Partial Withdrawals may not be taken in the same Certificate Year.

To determine the Surrender Charge on Excess Partial Withdrawals, the withdrawals will occur in the following order:

     (1)  The Free Amount;

     (2) Premium Payments made three or more years prior to the withdrawal; (3) Premium Payments made less than three years prior to withdrawal; and
          (4) Any Remaining Accumulation Value.

Free Amounts are not treated as withdrawals of Premium Payments for purposes of calculating any Surrender Charge.

Conventional Partial Withdrawals
Minimum Withdrawal Amount: $100.

The maximum amount that can be taken as a Conventional Partial Withdrawal each Certificate Year without being considered an Excess Partial Withdrawal is the Free Amount, equal to 10% of the Certificate's Accumulation Value, determined as of the date of withdrawal. If Benefit Option Package III is elected, any percentage of the Free Amount not taken in any Certificate Year, calculated as of the last withdrawal in that year, will accumulate to a maximum of 30%. If Option III is elected after the Certificate Date, this right of accumulation will begin on the date Option III is elected.

Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.

GA-CA-1090                             3D1

                                  THE SCHEDULE
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
| Annuitant                Owner                                               |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
| Initial Premium           Annuity Option           Annuity Commencement Date |
| [$10,000]                [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]         |
|------------------------------------------------------------------------------|
| Separate Account(s)                                Certificate Number        |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]         [123456]                  |
--------------------------------------------------------------------------------

Systematic Partial Withdrawals

Systematic Partial Withdrawals may be elected to commence after 28 days from the Certificate Issue Date and may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used.

Maximum Withdrawal Amounts:

     Variable Separate Account Divisions: .833% of Accumulation Value monthly,
                                          2.5% of Accumulation Value quarterly
                                          or 10% of Accumulation Value
                                          annually.

     Fixed Allocations and                Interest earned on a Fixed Allocation
     Guaranteed Interest Divisions        or Guaranteed Interest Division for
                                          the prior month, quarter or year
                                          (depending on the frequency
                                          selected).

The Maximum Withdrawal Amount available as a Systematic Partial Withdrawal is 10% of Accumulation Value not previously withdrawn. Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment. A Systematic Partial Withdrawal in excess of the Free Amount may be subject to a Surrender Charge.

IRA Partial Withdrawals for Qualified Plans Only

Partial Withdrawals may be taken from a Certificate issued as an IRA on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic Partial Withdrawal option may be subject to a Market Value Adjustment.

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement

Distributions from a Certificate funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. Otherwise, the Annuity Commencement Date may be no later than the same date as the Certificate Processing Date in the month following the later of the Annuitant's 90th birthday or 10 years after the last Premium Payment. In applying the Accumulation Value, we may first collect any Premium Taxes due us. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration.

Minimum Annuity Income Payment

The minimum initial monthly annuity income payment that we will make is $50. The minimum total income payments in any one year is $250. We have the right to increase these minimums based upon increases reflected in the Consumer Price Index - Urban (CPI-U) since July 1, 1993.

GA-CA-1090                             3D2

                                  THE SCHEDULE
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
| Annuitant                Owner                                               |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
| Initial Premium           Annuity Option           Annuity Commencement Date |
| [$10,000]                [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]         |
|------------------------------------------------------------------------------|
| Separate Account(s)                                Certificate Number        |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]         [123456]                  |
--------------------------------------------------------------------------------

OPTIONAL BENEFIT RIDERS

   [Premium Credit Rider]

SPECIAL FUNDS - [None]


RESTRICTED FUNDS - [None]


   Restricted Fund Limits

            Maximum

        Allocation % of             Maximum

      Accumulation Value           Premium %             Dollar Cap
      ------------------           ---------             ----------
              30%                   99.999%              $9,999,999


GA-CA-1090                             3D3

                                  THE SCHEDULE
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
| Annuitant                Owner                                               |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
| Initial Premium           Annuity Option           Annuity Commencement Date |
| [$10,000]                [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]         |
|------------------------------------------------------------------------------|
| Separate Account(s)                                Certificate Number        |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]         [123456]                  |
--------------------------------------------------------------------------------

FIXED ACCOUNT

Minimum Fixed Allocation

The minimum allocation to the Fixed Account in any one Fixed Allocation is [$250.00].

Minimum Guaranteed Interest Rate - [3%]

Guarantee Periods

We currently offer Guarantee Periods of [6 months and 1, 3, 5, 7 and 10] year(s). We reserve the right to offer Guarantee Periods of durations other than those available on the Certificate Date. We also reserve the right to cease offering a particular Guarantee Period or Periods.

Index Rate

The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period less than 28 days.

GA-CA-1090                             3D4

                                  THE SCHEDULE
                                CHARGES AND FEES
--------------------------------------------------------------------------------
         Annuitant                                   Owner
         [THOMAS J. DOE]                    [JOHN Q. DOE]

-------------------------------------------------------------------------------
| Annuitant                Owner                                               |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
| Initial Premium           Annuity Option           Annuity Commencement Date |
| [$10,000]                [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]         |
|------------------------------------------------------------------------------|
| Separate Account(s)                                Certificate Number        |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]         [123456]                  |
--------------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUMS

None

DEDUCTIONS FROM ACCUMULATION VALUE

Initial Administrative Charge
None

Administrative Charge

We charge a maximum of $30 to cover a portion of our ongoing administrative expenses for each Certificate Processing Period. The charge is incurred at the beginning of the Certificate Processing Period and deducted on the Certificate Processing Date at the end of the period.

At the time of deduction, this charge will be waived if:

     (1)  The Accumulation Value is at least $50,000; or

     (2)  The sum of premiums paid to date is at least $50,000

Excess Allocation Charge

$25. Any charge will be deducted in proportion to the amount being transferred from each Division.

Surrender Charge

A Surrender Charge is imposed as a percentage of premium not previously withdrawn if the Certificate is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a Premium Payment was made. The Surrender Charge expressed as a percentage of each Premium Payment is as follows:

       Complete Years Elapsed                     Surrender
       Since Premium Payment                       Charges
       ----------------------                     ---------
                  0                                  6%
                  1                                  5%
                  2                                  4%
                 3+                                  0%

No Surrender Charges will be assessed for a withdrawal or surrender if:

     (1) More than one Certificate Year has elapsed since the Certificate Date; and

     (2) The withdrawal or surrender is requested within three years after your admission to and confinement in a licensed Nursing Care Facility for 45 consecutive days .

This waiver does not apply if you spent at least one day in a licensed Nursing Care Facility during the two week period immediately preceding or immediately following the Certificate Date.

GA-CA-1090                             3E1

                                  THE SCHEDULE
                          CHARGES AND FEES (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
| Annuitant                Owner                                               |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
| Initial Premium           Annuity Option           Annuity Commencement Date |
| [$10,000]                [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]         |
|------------------------------------------------------------------------------|
| Separate Account(s)                                Certificate Number        |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]         [123456]                  |
--------------------------------------------------------------------------------

Premium Taxes

We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future Premium Payments to conform with changes in the law or if you change your state of residence.

Deductions from the Divisions

Mortality and Expense Risk Charge - We deduct a charge from the assets in each
---------------------------------
Variable Separate Account Division on a daily basis for mortality and expense risks. The charge is not deducted from the Fixed Account or General Account values. Prior to the Annuity Commencement Date, the Mortality and Expense Risk Charge varies by Benefit Option Package selected by you, as follows:

   -------------------  -------------------  -------------------------------
     Benefit Option      The Maximum Daily   Equivalent to an Annual Maximum
    Package Selected:       Charge Is:                  Rate of:
   -------------------  -------------------  -------------------------------
   -------------------  -------------------  -------------------------------
            I               [0.004419%]                  [1.60%]
   -------------------  -------------------  -------------------------------
   -------------------  -------------------  -------------------------------
           II               [0.004976%]                  [1.80%]
   -------------------  -------------------  -------------------------------
   -------------------  -------------------  -------------------------------
           III              [0.005395%]                  [1.95%]
   -------------------  -------------------  -------------------------------

After the Annuity Commencement Date, the maximum daily Mortality and Expense Risk Charge will be [0.004141%] (equivalent to an annual maximum rate of [1.50%]), regardless of Benefit Option Package.

Asset Based Administrative Charge - We deduct a charge of not more than
---------------------------------
[0.000411]% of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual maximum rate of [0.15]%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account values.

CHARGE DEDUCTION DIVISION

If elected by you, all charges against the Accumulation Value in this Certificate will be deducted from the [Liquid Asset Division].

GA-CA-1090                             3E2

                                  THE SCHEDULE
                               INCOME PLAN FACTORS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
| Annuitant                Owner                                               |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
| Initial Premium           Annuity Option           Annuity Commencement Date |
| [$10,000]                [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]         |
|------------------------------------------------------------------------------|
| Separate Account(s)                                Certificate Number        |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]         [123456]                  |
--------------------------------------------------------------------------------

Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied based on the Annuity 2000 Mortality Table.


                       OPTION 1: INCOME FOR A FIXED PERIOD

--------------------------------------------------------------------------------
       Rates for Fixed Annuity Payments with a 3% Guaranteed Interest Rate
--------------------------------------------------------------------------------
   Years     Income     Years    Income     Years      Income

     5       17.95       14       7.28        23        5.00
     6       15.18       15       6.89        24        4.85
     7       13.20       16       6.54        25        4.72
     8       11.71       17       6.24        26        4.60
     9       10.56       18       5.98        27        4.49
    10        9.64       19       5.74        28        4.38
    11        8.88       20       5.53        29        4.28
    12        8.26       21       5.33        30        4.19
    13        7.73       22       5.16

--------------------------------------------------------------------------------
   Rates for Variable Annuity Payments with a 3.5% Assumed Interest Rate (AIR)
--------------------------------------------------------------------------------
   Years    Income     Years    Income      Years      Income

     5      18.17        14      7.51         23        5.25
     6      15.39        15      7.12         24        5.11
     7      13.41        16      6.78         25        4.98
     8      11.93        17      6.48         26        4.86
     9      10.78        18      6.22         27        4.75
    10       9.86        19      5.98         28        4.64
    11       9.11        20      5.77         29        4.55
    12       8.49        21      5.58         30        4.46
    13       7.96        22      5.41

--------------------------------------------------------------------------------
    Rates for Variable Annuity Payments with a 5% Assumed Interest Rate (AIR)
--------------------------------------------------------------------------------
  Years    Income     Years     Income       Years      Income

    5      18.82        14       8.23          23        6.04
    6      16.05        15       7.85          24        5.91
    7      14.08        16       7.52          25        5.78
    8      12.61        17       7.23          26        5.67
    9      11.46        18       6.97          27        5.56
   10      10.55        19       6.74          28        5.47
   11       9.81        20       6.54          29        5.38
   12       9.19        21       6.36          30        5.30
   13       8.67        22       6.19

GA-CA-1090                             3F1

                                  THE SCHEDULE
                         INCOME PLAN FACTORS (continued)
--------------------------------------------------------------------------------
         Annuitant                                   Owner
         [THOMAS J. DOE]                    [JOHN Q. DOE]

-------------------------------------------------------------------------------
| Annuitant                Owner                                               |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
| Initial Premium           Annuity Option           Annuity Commencement Date |
| [$10,000]                [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]         |
|------------------------------------------------------------------------------|
| Separate Account(s)                                Certificate Number        |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]         [123456]                  |
--------------------------------------------------------------------------------

                  OPTION 2: INCOME FOR LIFE (SINGLE ANNUITANT)

--------------------------------------------------------------------------------
       Rates for Fixed Annuity Payments with a 3% Guaranteed Interest Rate
--------------------------------------------------------------------------------
                     Option 2(b)           Option 2(b)        Option 2(c)
  Adjusted Age     10 Years Certain     20 Years Certain    Refund Certain
                     Male/Female           Male/Female        Male/Female

       50             $4.06/3.83           $3.96/3.77         $3.93/3.75
       55             4.43/4.14             4.25/4.05          4.25/4.03
       60             4.90/4.56             4.57/4.37          4.66/4.40
       65             5.51/5.10             4.90/4.73          5.12/4.83
       70             6.26/5.81             5.18/5.07          5.76/5.42
       75             7.11/6.70             5.38/5.33          6.58/6.19
       80             7.99/7.70             5.48/5.46          7.69/7.21
       85             8.72/8.59             5.52/5.51          8.72/8.59
       90             9.23/9.18             5.53/5.53         10.63/10.53

--------------------------------------------------------------------------------
   Rates for Variable Annuity Payments with a 3.5% Assumed Interest Rate (AIR)
--------------------------------------------------------------------------------
                        Option 2(b)                 Option 2(b)
  Adjusted Age        10 Years Certain           20 Years Certain
                  Male/Female Male/Female

       50                4.36/4.12                   4.25/4.06
       55                4.72/4.43                   4.53/4.33
       60                5.18/4.84                   4.84/4.64
       65                5.79/5.37                   5.16/4.99
       70                6.53/6.08                   5.44/5.33
       75                7.38/6.96                   5.62/5.58
       80                8.23/7.95                   5.72/5.71
       85                8.96/8.83                   5.76/5.76
       90                9.46/9.41                   5.77/5.77

--------------------------------------------------------------------------------
    Rates for Variable Annuity Payments with a 5% Assumed Interest Rate (AIR)
--------------------------------------------------------------------------------
                         Option 2(b)                Option 2(b)
  Adjusted Age         10 Years Certain          20 Years Certain
                   Male/Female Male/Female

       50                 5.28/5.04                  5.15/4.98
       55                 5.62/5.33                  5.41/5.22
       60                 6.06/5.72                  5.69/5.50
       65                 6.65/6.23                  5.98/5.82
       70                 7.36/6.91                  6.23/6.13
       75                 8.17/7.77                  6.40/6.36
       80                 9.00/8.72                  6.49/6.48
       85                 9.69/9.56                  6.53/6.53
       90                10.17/10.12                 6.54/6.54

GA-CA-1090                             3F2

                                 IMPORTANT TERMS
--------------------------------------------------------------------------------

ACCUMULATION VALUE - The amount that a Certificate provides for investment at any time. Initially, this amount is equal to the premium paid.

ANNUITANT - The person designated by you to be the measuring life in determining Annuity Payments.

ANNUITY COMMENCEMENT DATE - For each Certificate, the date on which Annuity Payments begin.

ANNUITY OPTIONS - Options you select that determine the form and amount of Annuity Payments.

ANNUITY PAYMENT - The periodic payment you receive.

ATTAINED AGE - Your age, or that of the Annuitant, on the Certificate Issue Date plus the number of full years elapsed since the Certificate Date.

BENEFICIARY - The person designated to receive benefits in the case of your death.

BUSINESS DAY - Any day the New York Stock Exchange ("NYSE") is open for trading, exclusive of federal holidays, or any day on which the Securities and Exchange Commission ("SEC") requires that mutual funds, unit investment trusts or other investment portfolios be valued.

CASH SURRENDER VALUE - The amount you receive upon surrender of the Certificate.

CERTIFICATE ANNIVERSARY - The anniversary of the Certificate Date.

CERTIFICATE DATE - The date we received the initial premium and upon which we begin determining the Certificate values. It may not be the same as the Certificate Issue Date. This date is used to determine Certificate months, processing dates, years, and anniversaries.

CERTIFICATE ISSUE DATE - The date the Certificate is issued at our Customer Service Center.

CERTIFICATE PROCESSING DATES - The days when we deduct certain charges from the Accumulation Value. If the Certificate Processing Date is not a Valuation Date, it will be on the next succeeding Valuation Date. The Certificate Processing Date will be on the Certificate Anniversary of each year.

CERTIFICATE PROCESSING PERIOD - The period between successive Certificate
     Processing Dates unless it is the first Certificate Processing Period. In that case, it is the period from the Certificate Date to the first Certificate Processing Date.

CERTIFICATE YEAR - The period between Certificate Anniversaries.

CHARGE DEDUCTION DIVISION - The Division from which all charges are deducted if so designated or elected by you.

CONTINGENT ANNUITANT - The person designated by you who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT ISSUE DATE - The date the group contract is issued at our Customer Service Center.

CONTRACTHOLDER - The entity to whom the group contract is issued.

CREDIT(S) - An amount added by us to the Accumulation Value, which is a percent of premium paid. Initial Credits are amounts added as a result of the first premium paid (or paid within a defined period). Renewal Credits are amounts added as a result any subsequent premium payments.

GA-CA-1090                             4

--------------------------------------------------------------------------------

EXPERIENCE FACTOR - The factor which reflects the investment experience of the portfolio in which a Variable Separate Account Division invests and also reflects the charges assessed against the Division for a Valuation Period.

FIXED ACCOUNT - This is the Separate Account established to support Fixed Allocations.

FIXEDALLOCATION - An amount allocated to the Fixed Account that is credited with a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEE PERIOD - The period of years a rate of interest is guaranteed to be credited to a Fixed Allocation or allocations to a Guaranteed Interest Division.

GUARANTEED INTEREST DIVISION - An investment option available in the General
     Account, an account which contains all of our assets other than those held in our Separate Accounts.

GUARANTEED INTEREST RATE - The effective annual interest rate which we will credit for a specified Guarantee Period.

GUARANTEED MINIMUM INTEREST RATE - The minimum interest rate which can be declared by us for Fixed Allocations or Guaranteed Interest Divisions. The Guaranteed Minimum Interest Rate is an effective annual rate of 3.0%

INDEX OF INVESTMENT EXPERIENCE - The index that measures the performance of a Variable Separate Account Division.

INITIAL PREMIUM - The payment amount required to put each Certificate in effect.

ISSUE AGE - Your age, or age of the Annuitant on the last birthday on or before the Certificate Date.

MARKET VALUE ADJUSTMENT - A positive or negative adjustment to a Fixed
     Allocation. It may apply if all or part of a Fixed Allocation is withdrawn, transferred, or applied to an Annuity Option prior to the end of the Guarantee Period.

MATURITY DATE - The date on which a Guarantee Period matures.

OWNER- The person who owns a Certificate and is entitled to exercise all rights of the Certificate. This person's death also initiates payment of the Death Benefit. "You" and "Your" refer to the Owner.

RIDERS - Riders add provisions or change the terms of the Certificate.

SCHEDULE DATE - The date on which the Benefit Option Package takes effect. On the Certificate Issue Date, the Schedule Date is the same as the Certificate Date. Thereafter, if you elect to replace the then current Benefit Option Package with another available Benefit Option Package, the Schedule Date will be the effective date of the change.

SPECIALLY DESIGNATED DIVISION - Distributions from a portfolio underlying a Division in which reinvestment is not available will be allocated to this Division unless you specify otherwise.

VALUATION DATE - The day at the end of a Valuation Period when each Division is valued.

VALUATION PERIOD - Each business day together with any non-business days before it.

VARIABLE SEPARATE ACCOUNT DIVISION - An investment option available in the Variable Separate Account shown in the Schedule.

GA-CA-1090                             5

                        INTRODUCTION TO THIS CERTIFICATE
--------------------------------------------------------------------------------
THE CERTIFICATE

This is a legal Certificate between you and us. We provide benefits as stated in this Certificate. In return, you supply us with the Initial Premium Payment required to put this Certificate in effect.

This Certificate, together with any attached enrollment form, Riders or Endorsements, constitutes the entire Certificate. Riders and Endorsements add provisions or change the terms of the basic Certificate.

THE OWNER

You are the Owner of this Certificate. You are also the Annuitant unless another Annuitant has been named by you and is shown in the Schedule. You have the rights and options described in this Certificate, including but not limited to the right to receive the Annuity Benefits on the Annuity Commencement Date.

One or more people may own this Certificate. If there are multiple Owners named, the age of the oldest Owner will be used to determine the applicable Death Benefit. In the case of a sole Owner who dies prior to the Annuity Commencement Date, we will pay the Beneficiary the Death Benefit then due. If the sole Owner is not an individual, we will treat the Annuitant as Owner for the purpose of determining when the Owner dies under the Death Benefit provision (if there is no Contingent Annuitant), and the Annuitant's age will determine the applicable Death Benefit payable to the Beneficiary. The sole Owner's estate will be the Beneficiary if no Beneficiary designation is in effect, or if the designated Beneficiary has predeceased the Owner. In the case of a joint Owner of the Certificate dying prior to the Annuity Commencement Date, the surviving Owner(s) will be deemed to be the Beneficiary(ies) and any other Beneficiary(ies) on record will be treated as the contingent Beneficiary(ies).

THE ANNUITANT

The Annuitant is the measuring life of the Annuity Benefits provided under this Certificate. You may name a Contingent Annuitant. The Annuitant may not be changed during the Annuitant's lifetime.

If the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant becomes the Annuitant. You will be the Contingent Annuitant unless you name someone else. The Annuitant must be a natural person. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as an Annuitant. If all Owners are not individuals and, through the operation of this provision, an Owner becomes Annuitant, we will pay the death proceeds to the Beneficiary. If there are joint Owners, we will treat the youngest of the Owners as the Contingent Annuitant designated, unless you elect otherwise.

THE BENEFICIARY

The Beneficiary is the person to whom we pay death proceeds if any Owner dies prior to the Annuity Commencement Date. See Proceeds Payable to the Beneficiary for more information. We pay death proceeds to the primary Beneficiary (unless there are joint Owners in which case the Death Benefit proceeds are payable to the surviving Owner). If the primary Beneficiary dies before the Owner, the death proceeds are paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death proceeds to the Owner's estate.

GA-CA-1090                             6

--------------------------------------------------------------------------------
One or more persons may be named as primary Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, we will assume any death proceeds are to be paid in equal shares to the surviving Beneficiaries. You can specify other than equal shares.

You have the right to change Beneficiaries, unless you designate the primary Beneficiary irrevocable. When an irrevocable Beneficiary has been designated, you and the irrevocable Beneficiary may have to act together to exercise the rights and options under this Certificate.

When naming or changing the Beneficiary(ies), you may specify the form of payments of the Death Benefits. We will honor the specified form of payment to the extent permitted under section 72(s) of the I.R.S. Code. If the form of payment is not specified, the Beneficiary(ies) may determine the manner of payment, to the extent allowed by the Code.

CHANGE OF OWNER OR BENEFICIARY

During your lifetime and while this Certificate is in effect you can transfer ownership of this Certificate or change the Beneficiary. To make any of these changes, you must send us written notice of the change in a form satisfactory to us. If there are joint Owners, both must agree to the change. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A Change of Owner may affect the amount of Death Benefit payable under this Certificate. See Proceeds Payable to Beneficiary and Benefit Option Packages.

GA-CA-1090                             7

                     PREMIUM PAYMENTS AND ALLOCATION CHANGES
--------------------------------------------------------------------------------

INITIAL PREMIUM PAYMENT

The Initial Premium Payment is required to put this Certificate in effect. The amount of the Initial Premium Payment is shown in the Schedule.

ADDITIONAL PREMIUM PAYMENTS

You may make additional Premium Payments under this Certificate after the end of the Right to Examine period. Restrictions on additional Premium Payments, such as the Attained Age of the Annuitant or Owner and the timing and amount of each payment, are shown in the Schedule. We reserve the right to defer acceptance of or to return any additional Premium Payments.

As of the date we receive and accept your additional Premium Payment:

     (1) The Accumulation Value will increase by the amount of the Premium Payment less any premium deductions as shown in the Schedule.

     (2) The increase in the Accumulation Value will be allocated among the Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account in accordance with your instructions. If you do not provide such instructions, allocation will be among the Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account in proportion to the amount of Accumulation Value in each Division or Fixed Allocation.

Where to Make Payments

Remit the Premium Payments to our Customer Service Center at the address shown on the cover page. On request we will give you a receipt signed by our treasurer.

YOUR RIGHT TO CHANGE ALLOCATION OF ACCUMULATION VALUE

You may change the allocation of the Accumulation Value among the Divisions, the General Account and the Fixed Account after the end of the Right to Examine period. Prior to the Annuity Commencement Date, allocation changes in excess of twelve in any Certificate Year are subject to the Excess Allocation Charge as stated in the Schedule. To make an allocation change, you must provide us with satisfactory notice at our Customer Service Center. The change will take effect when we receive the notice. Restrictions for reallocation into and out of Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account are shown in the Schedule. An allocation from the Fixed Account may be subject to a Market Value Adjustment. See the Schedule.

WHAT HAPPENS IF A VARIABLE SEPARATE ACCOUNT DIVISION IS NOT AVAILABLE

When a distribution is made from an investment portfolio supporting a unit investment trust Separate Account Division in which reinvestment is not available, we will allocate the distribution to the Specially Designated Division shown in the Schedule unless you specify otherwise.

Such a distribution may occur when an investment portfolio or Division matures, when distribution from a portfolio or Division cannot be reinvested in the portfolio or Division due to the unavailability of securities, or for other reasons. When this occurs because of maturity, we will send written notice to you thirty days in advance of such date. To elect an allocation to other than the Specially Designated Division shown in the Schedule, you must provide satisfactory notice to us at least seven days prior to the date the investment matures. Such allocations will not be counted as an allocation change of the Accumulation Value for purposes of the number of free allocations permitted.

GA-CA-1090                             8

--------------------------------------------------------------------------------

RESTRICTED FUNDS

Restricted Funds are subject to limits as to amounts which may be invested or transferred into such Divisions. The designation of a Division as a Restricted Fund may be changed upon 30 days notice to the Owner with regard to future transfers and Premium Payments into such Division. When a new Division is made available it may be designated as a Restricted Fund. If so designated, the rules regarding its restrictions will be sent to you. Restricted Funds available under this Certificate, if any, as well as applicable total Certificate limits, are shown in the Schedule.

THRESHOLDS

Each Restricted Fund has one or more thresholds at which point no further amounts may be allocated to that Division. Compliance with a threshold is verified whenever there is a transaction initiated which is subject to such threshold (Premium Payments, transfers, withdrawals). A threshold is applied to the total Accumulation Value of each Restricted Fund. Thresholds may be changed by us for new premiums, transfers or withdrawals by Restricted Fund upon 30 day notice.

DOLLAR CAP

The Dollar Cap is the dollar amount at which no further Accumulation Value may be added to Restricted Funds.

PREMIUM THRESHOLD

The threshold for premium by Restricted Fund limits the amount of any premium which may be allocated to that Division. Should a request for allocation to a Restricted Fund exceed the limit in effect for that Division or for the Certificate, any excess over that amount shall be allocated prorata to any non-Restricted Fund(s) in which the Certificate is then invested. Should the Certificate not be invested in other non-Restricted Funds, the excess will be invested in the Specially Designated Division unless we receive written instructions to do otherwise. Premium allocations must also satisfy the Allocation Threshold.

ALLOCATION THRESHOLD

Allocations into a Restricted Fund are limited to that amount such that the Accumulation Value in that Restricted Fund after such allocation does not exceed the threshold for that Division and does not cause the Certificate's total limit on allocation to Restricted Funds to be exceeded. If the amount of an allocation would cause either limit to be exceeded, the allocation will only be executed to the extent the lower limit would allow.

Allocations from a Restricted Fund will be allowed even if the amount remaining in the Restricted Fund after an allocation exceeds the Allocation Threshold. If a program of allocations over time is authorized by us, verification of the threshold will be performed at the initiation of such program. If such program is modified at a later date, a testing of thresholds will be done at that time.

GA-CA-1090                             9

--------------------------------------------------------------------------------

THRESHOLDS - EFFECT ON WITHDRAWALS

If a withdrawal is requested while any Accumulation Value is allocated to Restricted Funds and the Allocation Threshold percentage is currently exceeded, the percentage for funds invested in Restricted Funds for the total Certificate, after taking into account the withdrawal, may not be higher than prior to the withdrawal. Should the calculated effect of a withdrawal result in the total Certificate threshold being exceeded, the excess portion of the withdrawal will be processed prorata from all Variable Divisions. Systematic withdrawals, while the Certificate has investments in Restricted Funds, if not withdrawn prorata from all Divisions, shall be monitored annually to assure threshold compliance. Should the effect of such withdrawals cause a Restricted Fund to exceed its threshold, the Divisions from which the withdrawals are processed may be adjusted to assure that the percentage of Accumulation Value in the Restricted Funds does not increase.

THRESHOLD PROCESSING

For the purpose of calculating any thresholds, the values for the Divisions will be determined using the prior day's closing Index of Investment Experience.

GA-CA-1090                             10

               HOW WE MEASURE THE CERTIFICATE'S ACCUMULATION VALUE
--------------------------------------------------------------------------------

The variable Annuity Benefits under this Certificate are provided through investments which may be made in our Separate Accounts.

THE VARIABLE SEPARATE ACCOUNTS

These accounts, which are designated in the Schedule, are kept separate from our General Account and any other Separate Accounts we may have. They are used to support Variable Annuity Certificates and may be used for other purposes permitted by applicable laws and regulations. We own the assets in the Separate Accounts. Assets equal to the reserves and other liabilities of the accounts will not be charged with liabilities that arise from any other business we conduct; but, we may transfer to our General Account assets which exceed the reserves and other liabilities of the Variable Separate Accounts. Income and realized and unrealized gains or losses from assets in these Variable Separate Accounts are credited to or charged against the account without regard to other income, gains or losses in our other investment accounts.

The Variable Separate Account will invest in mutual funds, unit investment trusts and other investment portfolios which we determine to be suitable for this Certificate's purposes. The Variable Separate Account is treated as a unit investment trust under Federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. The Variable Separate Account is also governed by state law as designated in the Schedule. The trusts may offer non-registered series.

Variable Separate Account Divisions

A unit investment trust Separate Account includes Divisions, each investing in a designated investment portfolio. The Divisions and the investment portfolios designated may be managed by a separate investment adviser. Such adviser may be registered under the Investment Advisers Act of 1940.

Changes within the Variable Separate Accounts

We may, from time to time, make additional Variable Separate Account Divisions available to you. These Divisions will invest in investment portfolios we find suitable for the group contract. We also have the right to eliminate Divisions from a Variable Separate Account, to combine two or more Divisions or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio or Division no longer suits the purpose of the group contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio or Division is no longer available for investment, or for some other reason. We will obtain any required regulatory approvals before making such a substitution.

Subject to any required regulatory approvals, we reserve the right to transfer assets of the Variable Separate Account which we determine to be associated with the class of contracts to which the group contract belongs, to another Variable Separate Account or Division.

When permitted by law, we reserve the right to:

     (1) deregister a Variable Separate Account under the Investment Company Act of 1940;

     (2) operate a Variable Separate Account as a management company under the Investment Company Act of 1940, if it is operating as a unit investment trust;

     (3) operate a Variable Separate Account as a unit investment trust under the Investment Company Act of 1940, if it is operating as a managed Variable Separate Account;

     (4) restrict or eliminate any voting rights of Owners, or other persons who have voting rights to a Variable Separate Account; and

     (5) combine a Variable Separate Account with other Variable Separate Accounts.

GA-CA-1090                             11

--------------------------------------------------------------------------------

THE GENERAL ACCOUNT

The General Account contains all assets of the Company other than those in the Separate Accounts we establish. The Guaranteed Interest Divisions available for investment are shown in the Schedule. We may, from time to time, offer other Divisions where assets are held in our General Account.

VALUATION PERIOD

Each Division and Fixed Allocation will be valued at the end of each Valuation Period on a Valuation Date. A Valuation Period is each Business Day together with any non-Business Days before it. A Business Day is any day the New York Stock Exchange (NYSE) is open for trading, and the SEC requires mutual funds, unit investment trusts, or other investment portfolios to value their securities.

ACCUMULATION VALUE

The Accumulation Value of this Certificate is the sum of the amounts in each of the Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account. You select the Divisions of the Variable Separate Account and General Account and the Fixed Allocations of the Fixed Account to which to allocate the Accumulation Value.

ACCUMULATION VALUE IN EACH DIVISION AND FIXED ALLOCATION

On the Certificate Date

On the Certificate Date, the Accumulation Value is allocated to each Division and Fixed Allocation as elected by you, subject to certain terms and conditions imposed by us. We reserve the right to allocate premium to the Specially Designated Division during any Right to Examine period. After such time, allocation will be made proportionately in accordance with the initial allocation(s) as elected by you.

On each Valuation Date

At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division and Fixed Allocation will be calculated as follows:

     (1) We take the Accumulation Value in the Division or Fixed Allocation at the end of the preceding Valuation Period.

     (2) We multiply (1) by the Variable Separate Account Division's Net Rate of Return for the current Valuation Period or we calculate the interest to be credited to a Fixed Allocation or to a Guaranteed Interest Division for the current Valuation Period.

     (3)  We add (1) and (2).

     (4) We add to (3) any additional Premium Payments (less any premium deductions as shown in the Schedule) allocated to the Division or Fixed Allocation during the current Valuation Period.

     (5) We add or subtract allocations to or from that Division or Fixed Allocation during the current Valuation Period.

     (6) We subtract from (5) any Partial Withdrawals which are allocated to the Division or Fixed Allocation during the current Valuation Period.

     (7) We subtract from (6) the amounts allocated to that Division or Fixed Allocation for:

          (a) any charges due for the Optional Benefit Riders as shown in the Schedule;

          (b)  any deductions from Accumulation Value as shown in the Schedule.

All amounts in (7) are allocated to each Division or Fixed Allocation in the proportion that (6) bears to the Accumulation Value unless the Charge Deduction Division has been specified (see the Schedule).

GA-CA-1090                             12

--------------------------------------------------------------------------------

FIXED ACCOUNT

The Fixed Account is a Separate Account under state insurance law and is not required to be registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Fixed Account includes various Fixed Allocations which we credit with fixed rates of interest for the Guarantee Period or Periods you select. We reset the interest rates for new Fixed Allocations periodically based on our sole discretion.

Guarantee Periods

Each Fixed Allocation is guaranteed an interest rate or rates for a Guarantee Period. The Guaranteed Interest Rates for a Fixed Allocation are effective for the entire period. The Maturity Date of a Guarantee Period will be on the last day of the calendar month in which the Guarantee Period ends. Withdrawals and transfers made during a Guarantee Period may be subject to a Market Value Adjustment unless made within thirty days prior to the Maturity Date.

Upon the expiry of a Guarantee Period, we will transfer the Accumulation Value of the expiring Fixed Allocation to a Fixed Allocation with a Guarantee Period equal in length to the expiring Guarantee Period, unless you select another period prior to a Maturity Date. We will notify you at least thirty days prior to a Maturity Date of your options for renewal. If the period remaining from the expiry of the previous Guarantee Period to the Annuity Commencement Date is less than the period you have elected or the period expiring, the next shortest period then available that will not extend beyond the Annuity Commencement Date will be offered to you. If a period is not available, the Accumulation Value will be transferred to the Specially Designated Division.

We will declare Guaranteed Interest Rates for the then available Fixed Allocation Guarantee Periods. These interest rates are based solely on our expectation as to our future earnings. Declared Guaranteed Interest Rates are subject to change at any time prior to application to specific Fixed Allocations, although in no event will the rates be less than the Minimum Guaranteed Interest Rate (see the Schedule).

Market Value Adjustments

A Market Value Adjustment will be applied to a Fixed Allocation upon withdrawal, transfer or application to an Income Plan if made more than thirty days prior to such Fixed Allocation's Maturity Date, except on Systematic Partial Withdrawals and IRA Partial Withdrawals. The Market Value Adjustment is applied to each Fixed Allocation separately.

The Market Value Adjustment is determined by multiplying the amount of the Accumulation Value withdrawn, transferred or applied to an Income Plan by the following factor:

                  (      1  +  I           ) N/365
                  (------------------------)           - 1
                  (  1  +  J  +  .0050     )

Where I is the Index Rate for a Fixed Allocation on the first day of the applicable Guarantee Period: J is the Index Rate for new Fixed Allocations with Guarantee Periods equal to the number of years (fractional years rounded up to the next full year) remaining in the Guarantee Period at the time of calculation; and N is the remaining number of days in the Guarantee Period at the time of calculation. (The Index Rate is described in the Schedule.)

Market Value Adjustments will be applied as follows:

     (1) The Market Value Adjustment will be applied to the amount withdrawn before deduction of any applicable Surrender Charge.

     (2) For a Partial Withdrawal, partial transfer or in the case where a portion of an allocation is applied to an Income Plan, the Market Value Adjustment will be calculated on the total amount that must be withdrawn, transferred or applied to an Income Plan in order to provide the amount requested.

GA-CA-1090                             13

--------------------------------------------------------------------------------

     (3) If the Market Value Adjustment is negative, it will be assessed first against any remaining Accumulation Value in the particular Fixed Allocation. Any remaining Market Value Adjustment will be applied against the amount withdrawn, transferred or applied to an Income Plan.

     (4) If the Market Value Adjustment is positive, it will be credited to any remaining Accumulation Value in the particular Fixed Allocation. If a cash surrender, full transfer or full application to an Income Plan has been requested, the Market Value Adjustment is added to the amount withdrawn, transferred or applied to an Income Plan.

MEASUREMENT OF INVESTMENT EXPERIENCE

Index of Investment Experience

The Investment Experience of a Variable Separate Account Division is determined on each Valuation Date. We use an Index to measure changes in each Division's experience during a Valuation Period. We set the Index at $10 when the first investments in a Division are made. The Index for a current Valuation Period equals the Index for the preceding Valuation Period multiplied by the Experience Factor for the current Valuation Period.

How We Determine the Experience Factor (Net Return Factor)

For Divisions of a unit investment trust Separate Account, the Experience Factor reflects the Investment Experience of the portfolio in which the Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:

     (1) We take the net asset value of the portfolio in which the Division invests at the end of the current Valuation Period.

     (2) We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.

     (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.

     (4) We subtract the daily Mortality and Expense Risk Charge for each Division described in the Schedule for each day in the Valuation Period.

     (5) We subtract the daily Asset Based Administrative Charge described in the Schedule for each day in the Valuation Period.

Calculations for Divisions investing in unit investment trusts are on a per unit basis.

Net Rate of Return for a Variable Separate Account Division (Net Return Rate) The Net Rate of Return for a Variable Separate Account Division during a Valuation Period is the Experience Factor for that Valuation Period minus one.

Interest Credited to a Guaranteed Interest Division

Accumulation Value allocated to a Guaranteed Interest Division will be credited with the Guaranteed Interest Rate for the Guarantee Period in effect on the date the premium or reallocation is applied. Once applied, such rate will be guaranteed until the Maturity Date of that Guarantee Period. Interest will be credited daily at a rate to yield the declared annual Guaranteed Interest Rate. No Guaranteed Interest Rate will be less than the Minimum Interest Rate shown in the Schedule.

GA-CA-1090                             14

--------------------------------------------------------------------------------
         HOW WE MEASURE THE CERTIFICATE'S ACCUMULATION VALUE (continued)
--------------------------------------------------------------------------------

Interest Credited to a Fixed Allocation

A Fixed Allocation will be credited with the Guaranteed Interest Rate for the Guarantee Period in effect on the date the premium or reallocation is applied. Once applied, such rate will be guaranteed until that Fixed Allocation's Maturity Date. Interest will be credited daily at a rate to yield the declared annual Guaranteed Interest Rate.

We periodically declare Guaranteed Interest Rates for then available Guarantee Periods. No Guaranteed Interest Rate will be less than the Minimum Interest Rate shown in the Schedule.

CHARGES DEDUCTED FROM ACCUMULATION VALUE ON EACH CERTIFICATE PROCESSING DATE

Expense charges and fees are shown in the Schedule.

Charge Deduction Division Option

We will deduct all charges against the Accumulation Value of this Certificate from the Charge Deduction Division if you elected this option on the application (see the Schedule). If you did not elect this Option or if the charges are greater than the amount in the Charge Deduction Division, the charges against the Accumulation Value will be deducted as follows:

     (1) If these charges are less than the Accumulation Value in the Variable Separate Account Divisions, they will be deducted proportionately from all Divisions.

     (2) If these charges exceed the Accumulation Value in the Variable Separate Account Divisions, any excess over such value will be deducted proportionately from any Fixed Allocations and Guaranteed Interest Divisions.

Any charges taken from the Fixed Account or the General Account will be taken from the Fixed Allocations or the Guaranteed Interest Divisions starting with the Guarantee Period nearest its Maturity Date until such charges have been paid.

At any time while this Certificate is in effect, you may change your election of this Option. To do this you must send us a written request to our Customer Service Center. Any change will take effect within seven days of the date we receive your request.

GA-CA-1090                             15

--------------------------------------------------------------------------------
                            YOUR CERTIFICATE BENEFITS
--------------------------------------------------------------------------------

While this Certificate is in effect, there are important rights and benefits that are available to you. We discuss these rights and benefits in this section.

CASH VALUE BENEFIT

Cash Surrender Value

The Cash Surrender Value, while the Annuitant is living and before the Annuity Commencement Date, is determined as follows:

     (1)  We take the Certificate's Accumulation Value;

     (2)  We adjust for any applicable Market Value Adjustment;

     (3)  We deduct any Surrender Charges;

     (4) We deduct any charges shown in the Schedule that have been incurred but not yet deducted, including:

          (a)  any administrative charge that has not yet been deducted;

          (b)  the pro rata part of any charges for Optional Benefit Riders; and

          (c)  any applicable premium or other tax.

Cancelling to Receive the Cash Surrender Value

On or before the Annuity Commencement Date if the Annuitant is living, you may surrender this Certificate to us. To do this, you must return this Certificate with a signed request for cancellation to our Customer Service Center.

The Cash Surrender Value will vary daily. We will determine the Cash Surrender Value as of the date we receive the Certificate and your signed request in our Customer Service Center. All benefits under this Certificate will then end.

We will usually pay the Cash Surrender Value within seven days; but, we may delay payment as described in the Payments We May Defer provision.

PARTIAL WITHDRAWAL OPTION

After the Certificate Date, you may make Partial Withdrawals. Partial Withdrawals may be subject to a Surrender Charge (see the Schedule). The minimum amount that may be withdrawn is shown in the Schedule. The maximum amount that may be withdrawn without Surrender Charge is shown in the Schedule. To take a Partial Withdrawal, you must provide us satisfactory notice at our Customer Service Center.

PROCEEDS PAYABLE TO THE BENEFICIARY

Prior to the Annuity Commencement Date

If you die prior to the Annuity Commencement Date, we will pay the Beneficiary the Death Benefit based on the Benefit Option Package elected and in effect on the date of death. If there are joint Owners and any Owner dies, we will pay the surviving Owner(s) the Death Benefit. We will pay the amount on receipt of due proof of the Owner's death at our Customer Service Center. Such amount may be received in a single lump sum or applied to any of the Annuity Options (see Choosing an Income Plan). When the Owner (or all Owners where there are joint Owners) is not an individual, the Death Benefit will become payable on the death of the Annuitant prior to the Annuity Commencement Date (unless a Contingent Annuitant survived the Annuitant). Only one Death Benefit is payable under this Certificate. In all events, distributions under the Certificate must be made as required by applicable law.

GA-CA-1090                             16

--------------------------------------------------------------------------------
                      YOUR CERTIFICATE BENEFITS (continued)
--------------------------------------------------------------------------------

How to Claim Payments to Beneficiary

We must receive proof of the Owner's (or the Annuitant's) death before we will make any payments to the Beneficiary. We will calculate the Death Benefit as of the date we receive due proof of death. The Beneficiary should contact our Customer Service Center for instructions.

GA-CA-1090                             17

--------------------------------------------------------------------------------
                             BENEFIT OPTION PACKAGES
--------------------------------------------------------------------------------

This Certificate offers three Benefit Option Packages. The Option Package you elect is shown in the Schedule.

ELECTION OF BENEFIT OPTION PACKAGES

On any Certificate Anniversary prior to your Attained Age 80, you may elect to replace the Benefit Option Package in effect with one of the other Benefit Option Packages provided you are the sole Owner and you and the Annuitant meet the eligibility criteria stated below. Such election must be received by us in writing at our Customer Service Center on or during the sixty day period immediately preceding the Certificate Anniversary.

The effective date of the newly elected Benefit Option Package will be the Certificate Anniversary at the end of the sixty day election period. We will issue another Schedule reflecting the new Benefit Option Package Chosen. This new Schedule will reflect the new Schedule Date and the revised Charges, if any, for the Benefit Option Package elected.

SPECIAL FUNDS

The allocation of Accumulation Value to the Fixed Account, the Guaranteed Interest Divisions and Divisions of the Separate Account may be subject to specific limitations or rules when calculating the Death Benefits provided in each of the Benefit Option Packages described below. Collectively, such allocations are called Special Funds. Special Funds, if any, are shown in the Schedule.

We may add newly available Divisions as Special Funds. We may also reclassify an existing Division as a Special Fund or remove such designation upon 30 days notice to you. Such reclassifications will apply to amounts transferred or otherwise allocated to such Division after the date of date of the change. We may reduce any applicable Mortality and Expense Risk Charge for that portion of the Certificate allocated to a Special Fund.

DESCRIPTION OF BENEFIT OPTION PACKAGE I

Benefit Option Package I is not available if, at the time of election, the Certificate's Accumulation Value is less than $15,000 ($1,500 for Qualified Plans).

Death Benefit

The Death Benefit is the greatest of (i), (ii) and (iii) below, where:

     (i) is the Accumulation Value less any Credits applied within 12 months prior to or after death;

     (ii) is the Guaranteed Death Benefit less any Initial Credits applied within 12 months prior to or after death;

     (iii) is the Cash Surrender Value.

Guaranteed Death Benefit

The Guaranteed Death Benefit for the Certificate is equal to the sum of I and II below.

     I.   The Guaranteed Death Benefit Base for non-Special Funds

     II.  The Accumulation Value allocated to Special Funds

On the Certificate Date, the Guaranteed Death Benefit Base for non-Special Funds is the initial premium, plus any Initial Credits, allocated to non-Special Funds. On subsequent Valuation Dates, the Guaranteed Death Benefit Base for non-Special Funds is calculated as follows:

     (1) Start with the Guaranteed Death Benefit Base for non-Special Funds from the prior Valuation Date.

GA-CA-1090                             18

--------------------------------------------------------------------------------

     (2) Add any additional premiums paid and allocated to non-Special Funds during the current Valuation Period to (1).

     (3) Adjust (2) for any transfers to or from Special Funds during the current Valuation Period.

     (4) Subtract from (3) any Prorata Partial Withdrawal Adjustments for any Partial Withdrawal made from non-Special Funds during the current Valuation Period.

The Guaranteed Death Benefit Base for Special Funds has a corresponding definition, but with respect to amounts allocated to Special Funds.

Transfers from Special Funds to non-Special Funds will reduce the Guaranteed Death Benefit Base for Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for non-Special Funds will equal the lesser of the reduction in the Guaranteed Death Benefit Base for Special Funds and the net Accumulation Value transferred.

Transfers from non-Special Funds to Special Funds will reduce the Guaranteed Death Benefit Base for non-Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for Special Funds will equal the reduction in Guaranteed Death Benefit Base for non-Special Funds.

Prorata Partial Withdrawal Adjustments

For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments. The Prorata Partial Withdrawal Adjustment to a Death Benefit component for a partial withdrawal is equal to (1) divided by (2) multiplied by (3), where: (1) is the Accumulation Value withdrawn; (2) is the Accumulation Value immediately prior to withdrawal; and
(3) is the amount of the applicable Death Benefit component immediately prior to the withdrawal. Separate adjustments will apply to amounts in the Special and non-Special Funds.

Change of Owner

A change of Owner will result in recalculation of the Death Benefit and the Guaranteed Death Benefit. If the new Owner's Attained Age at the time of the change is less than 86, the Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision shall apply. If the new Owner's Attained Age is 86 or greater at the time of the change, the Guaranteed Death Benefit will be zero, and the Death Benefit will then be the Cash Surrender Value.

Spousal Continuation upon Death of Owner

If at the Owner's death, the surviving spouse of the deceased Owner is the Beneficiary and such surviving spouse elects to continue the Certificate as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:

     (a) If the Guaranteed Death Benefit as of the date we receive due proof of death of the Owner, minus the Accumulation Value, also as of that date, is greater than zero, we will add such difference to the Accumulation Value. Such addition will be allocated to the Divisions of the Separate Account then available in the same proportion as the Accumulation Value in each available Division bears to the Accumulation Value in all such Divisions. If there is no Accumulation Value in any Division then available, the addition will be allocated to the Liquid Asset Division, or its successor.

     (b) The Guaranteed Death Benefit will continue to apply, with all age criteria using the surviving spouse's age as the determining age.

     (c) At subsequent surrender, any Surrender Charge applicable to premiums paid prior to the date we receive due proof of death of the Owner will be waived. Any premiums paid later will be subject to any applicable Surrender Charge.

This addition to Accumulation Value is available only to the spouse of the Owner as of the date of death of the Owner if such spouse under the provisions if this Certificate elects to continue the Certificate as their own.

GA-CA-1090                             19

--------------------------------------------------------------------------------

DESCRIPTION OF BENEFIT OPTION PACKAGE II

Benefit Option Package II is not available if there are Joint Certificate Owners or if, at the time of election, the Certificate's Accumulation Value is less than $5,000 ($1,500 for Qualified Plans)..

Death Benefit

The Death Benefit is the greatest of (i), (ii), (iii) and (iv) below, where:

     (i) is the Accumulation Value less any Credits applied within 12 months prior to or after death;

     (ii) is the Guaranteed Death Benefit less any Initial Credits applied within 12 months prior to or after death;

     (iii) is the Cash Surrender Value; and

     (iv) is the Minimum Death Benefit less any Initial Credits applied within 12 months prior to or after death.

Minimum Death Benefit

The Minimum Death Benefit shall be the sum of the following:

     1.   The Accumulation Value allocated to Special Funds; and

     2.   Adjusted Premium for non-Special Funds.

Adjusted Premium for non-Special Funds shall mean all premium, plus any Initial Credits, allocated to non-Special Funds, plus an adjustment for any amounts transferred to non-Special Funds, less a prorata adjustment for any amounts transferred or withdrawn from non-Special Funds. The amount of the prorata adjustment will equal (a) times (b) divided by (c), where (a) is the Adjusted Premium for non-Special Funds prior to the transfer or withdrawal; (b) is the Accumulation Value of the transfer or withdrawal; and (c) is the Accumulation Value allocated to non-Special Funds before the transfer or withdrawal. Adjusted Premium for Special Funds has the same definition, but with respect to amounts allocated to Special Funds.

Transfers from Special Funds increase the Adjusted Premium for non-Special Funds by the lesser of the reduction of the Adjusted Premium for Special Funds and net Accumulation Value transferred. Transfers from non-Special Funds increase the Adjusted Premium for Special Funds by the reduction in the Adjusted Premium for non-Special Funds.

Guaranteed Death Benefit

The Guaranteed Death Benefit for the Certificate is equal to the sum of I and II below.

     I.   The Guaranteed Death Benefit Base for non-Special Funds

     II.  The Accumulation Value allocated to Special Funds

On the Certificate Date, the Guaranteed Death Benefit Base for non-Special Funds is the initial premium, plus any Initial Credits, allocated to non-Special Funds. On subsequent Valuation Dates, the Guaranteed Death Benefit Base for non-Special Funds is calculated as follows:

     (1) Start with the Guaranteed Death Benefit Base for non-Special Funds on the prior Valuation Date.

     (2) Add to (1) any additional premium allocated to the non-Special Funds during the current Valuation Period and adjustments for transfers from Special Funds during the current Valuation Period and subtract from
          (1) any adjustment for transfers to Special Funds during the current Valuation Period and any Prorata Partial Withdrawal Adjustments for any Partial Withdrawals taken from non-Special Funds during the current Valuation Period.

     (3) On a Valuation Date that occurs on or prior to the Owner's Attained Age 90, which is also a Certificate Anniversary, we set the Guaranteed Death Benefit Base for non-Special Funds equal to the greater of (2) or the Accumulation Value allocated to non-Special Funds prior to the application of any credits on such date. On all other Valuation Dates, the Guaranteed Death Benefit Base for non-Special Funds is equal to
          (2).

The Guaranteed Death Benefit Base for Special Funds has a corresponding definition, but with respect to amounts allocated to Special Funds.

GA-CA-1090                             20

--------------------------------------------------------------------------------

Transfers from Special Funds to non-Special Funds will reduce the Guaranteed Death Benefit Base for Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for non-Special Funds will equal the lesser of the reduction in the Guaranteed Death Benefit Base for Special Funds and the net Accumulation Value transferred.

Transfers from non-Special Funds to Special Funds will reduce the Guaranteed Death Benefit Base for non-Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for Special Funds will equal the reduction in Guaranteed Death Benefit Base for non-Special Funds.

Prorata Partial Withdrawal Adjustments

For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments. The Prorata Partial Withdrawal Adjustment to a Death Benefit component for a partial withdrawal is equal to (1) divided by (2) multiplied by (3), where: (1) is the Accumulation Value withdrawn; (2) is the Accumulation Value immediately prior to withdrawal; and
(3) is the amount of the applicable Death Benefit component immediately prior to the withdrawal. Separate adjustments will apply to amounts in the Special and non-Special Funds.

Change of Owner

If there is a change in ownership and the new Owner's Attained Age at the time of the change is less than 81, the Guaranteed Death Benefit in effect prior to the change will remain in effect and the provisions for Benefit Option Package II will continue to apply. If the new Owner's Attained Age at the time of the change is 81 or greater, or if Joint Owners are named, the provisions of Benefit Option Package I will apply and we will issue a new Schedule reflecting the Schedule Date and the revised charges, if any, applicable to Benefit Option Package I.

Spousal Continuation upon Death of Owner

If at the Owner's death, the surviving spouse of the deceased Owner is the Beneficiary and such surviving spouse elects to continue the Certificate as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:

     (a) If the greater of (ii) and (iv) in the Death Benefit provision as of the date we receive due proof of death of the Owner, before deducting any Initial Credits, minus the Accumulation Value, also as of that date, is greater than zero, we will add such difference to the Accumulation Value. Such addition will be allocated to the Divisions of the Separate Account than available in the same proportion as the Accumulation Value in each available Division bears to the Accumulation Value in all such Divisions. If there is no Accumulation Value in any Division then available, the addition will be allocated to the Liquid Asset Division, or its successor.

     (b) The Guaranteed Death Benefit and the Minimum Death Benefit will continue to apply, using the surviving spouse's age as the determining age.

     (c) At subsequent surrender, any Surrender Charge applicable to premiums paid prior to the date we receive due proof of death of the Owner will be waived. Any premiums paid later will be subject to any applicable Surrender Charge.

This addition to Accumulation Value is available only to the spouse of the Owner as of the date of death of the Owner if such spouse under the provisions of this Certificate elects to continue the Certificate as their own.

GA-CA-1090                             21

--------------------------------------------------------------------------------

DESCRIPTION OF BENEFIT OPTION PACKAGE III

Benefit Option Package II is not available if there are Joint Certificate Owners or if, at the time of election, the Certificate's Accumulation Value is less than $5,000 ($1,500 for Qualified Plans)..

Death Benefit

The Death Benefit is the greatest of (i), (ii), (iii), (iv) and (v) below, where:

     (i) is the Accumulation Value less any Credits applied within 12 months prior to or after death;

     (ii) is the lesser of (a) and (b) less any Initial Credits applied within 12 months prior to or after death where (a) is the Guaranteed Death Benefit, and (b) is the Maximum Guaranteed Death Benefit;

     (iii) is the Cash Surrender Value;

     (iv) is the Minimum Death Benefit less any Initial Credits applied within 12 months prior to or after death; and

     (v) the Alternate Guaranteed Death Benefit less any Initial Credits applied within 12 months prior to or after death.

Minimum Death Benefit

The Minimum Death Benefit shall be the sum of the following:

     1.   The Accumulation Value allocated to Special Funds; and

     2.   Adjusted Premium for non-Special Funds.

Adjusted Premium for non-Special Funds shall mean all premium, plus any Initial Credits, allocated to non-Special Funds, plus an adjustment for any amounts transferred to non-Special Funds, less a prorata adjustment for any amounts transferred or withdrawn from non-Special Funds. The amount of the prorata adjustment will equal (a) times (b) divided by (c), where: (a) is the Adjusted Premium for non-Special Funds prior to the transfer or withdrawal; (b) is the Accumulation Value of the transfer or withdrawal; and (c) is the Accumulation Value allocated to non-Special Funds before the transfer or withdrawal. Adjusted Premium for Special Funds has the same definition, but with respect to amounts allocated to Special Funds.

Transfers from Special Funds increase the Adjusted Premium for non-Special Funds by the lesser of the reduction of the Adjusted Premium for Special Funds and net Accumulation Value transferred. Transfers from non-Special Funds increase the Adjusted Premium for Special Funds by the reduction in the Adjusted Premium for non-Special Funds.

Guaranteed Death Benefit

The Guaranteed Death Benefit for the Certificate is equal to the sum of I and II below.

     I.   The Guaranteed Death Benefit Base for non-Special Funds

     II.  The Accumulation Value allocated to Special Funds

On the Certificate Date, the Guaranteed Death Benefit Base for non-Special Funds is the initial premium plus any Initial Credits, if applicable, allocated to non-Special Funds. On subsequent Valuation Dates, the Guaranteed Death Benefit Base for non-Special Funds is calculated as follows:

     (1) Start with the Guaranteed Death Benefit Base for non-Special Funds on the prior Valuation Date.

     (2) On the Valuation Date on or first following a Certificate Anniversary only, calculate annual interest on the Guaranteed Death Benefit Base, adjusted for withdrawals and transfers to or from Special Funds, as of that Anniversary.

     (3)  Add (1) and (2).

     (4) Add to (3) any additional premiums allocated to non-Special Funds during the current Valuation Period.

     (5) Add to (or subtract from) (4) adjustments for transfers from (to) Special Funds made during the Valuation Period.

GA-CA-1090                             22

--------------------------------------------------------------------------------

     (6) Subtract from (5) the amount of any Prorata Partial Withdrawal Adjustments for any partial withdrawals made from non-Special Funds during the current Valuation Period.

The Guaranteed Death Benefit Base for Special Funds has a corresponding definition, but with respect to amounts allocated to Special Funds.

Transfers from Special Funds to non-Special Funds will reduce the Guaranteed Death Benefit Base for Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for non-Special Funds will equal the lesser of the reduction in the Guaranteed Death Benefit Base for Special Funds and the net Accumulation Value transferred.

Transfers from non-Special Funds to Special Funds will reduce the Guaranteed Death Benefit Base for non-Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for Special Funds will equal the reduction in Guaranteed Death Benefit Base for non-Special Funds.

Guaranteed Death Benefit Interest Rate

The Guaranteed Death Benefit Interest Rate is 5%, except for any valuation period ending after the Certificate Anniversary on which the Owner attains age 90, or after the Maximum Guaranteed Death Benefit has been reached, the Guaranteed Death Benefit Interest Rate is 0%.

Maximum Guaranteed Death Benefit

The Maximum Guaranteed Death Benefit is equal to three times premium paid plus Initial Credits, reduced by the amount of any Partial Withdrawal Adjustments. The Maximum Guaranteed Death Benefit is allocated proportionally based on the Certificate's allocation to Special and non-Special funds. Transfers and withdrawals will affect the allocation of the Maximum Guaranteed Death Benefit at the same proportion among the Special and non-Special Funds that they bear to the Accumulation Value transferred or withdrawn. Any addition due to spousal continuation will not affect the Maximum Guaranteed Death Benefit or the Guaranteed Death Benefit Base.

Prorata Partial Withdrawal Adjustments

For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments

The Prorata Partial Withdrawal Adjustment to a Death Benefit component is equal to (1) divided by (2), multiplied by (3), where: (1) is the Accumulation Value withdrawn; (2) is the Accumulation Value immediately prior to withdrawal; and
(3) is the amount of the applicable Death Benefit component immediately prior to the withdrawal. Separate adjustments will apply to the amounts in the Special and non-Special Funds.

Alternate Guaranteed Death Benefit

The Alternate Guaranteed Death Benefit for the Certificate is equal to the sum of I and II below.

     I.   The Alternate Guaranteed Death Benefit Base for non-Special Funds

     II.  The Accumulation Value allocated to Special Funds.

On the Certificate Date, the Alternate Guaranteed Death Benefit Base for non-Special Funds is the initial premium allocated to non-Special Funds plus any Initial Credits. On subsequent Valuation Dates, the Alternate Guaranteed Death Benefit Base for non-Special Funds is calculated as follows:

     (1) Start with the Alternate Guaranteed Death Benefit Base for non-Special Funds from the prior Valuation Date.

GA-CA-1090                             23

--------------------------------------------------------------------------------

     (2) Add to (1) any additional premium allocated to the non-Special Funds during the current Valuation Period and adjustments for transfers from Special Funds during the current Valuation Period and subtract from (1) any adjustment for transfers to Special Funds during the current Valuation Period and any Prorata Partial Withdrawal Adjustments for any Partial Withdrawals taken from non-Special Funds during the current Valuation Period.

     (3) On a Valuation Date that occurs on or prior to the Owner's Attained Age 90, which is also a Certificate Anniversary, we set the Alternate Guaranteed Death Benefit Base for non-Special Funds equal to the greater of (2) or the Accumulation Value prior to the application of any credits on such date. On all other Valuation Dates, the Alternate Guaranteed Death Benefit Base for non-Special Funds is equal to (2).

The Alternate Guaranteed Death Benefit Base for Special Funds has a corresponding definition, but with respect to amounts allocated to Special Funds.

Transfers from Special Funds to non-Special Funds will reduce the Alternate Guaranteed Death Benefit Base for Special Funds on a prorata basis. The resulting increase in the Alternate Guaranteed Death Benefit Base for non-Special Funds will equal the lesser of the reduction in the Alternate Guaranteed Death Benefit Base for Special Funds and the net Accumulation Value transferred.

Transfers from non-Special Funds to Special Funds will reduce the Alternate Guaranteed Death Benefit Base for non-Special Funds on a prorata basis. The resulting increase in the Alternate Guaranteed Death Benefit Base for Special Funds will equal the reduction in Alternate Guaranteed Death Benefit Base for non-Special Funds.

Change of Owner

If there is a change in ownership and the new Owner's Attained Age at the time of the change is less than 81, the Guaranteed Death Benefit, the Alternate Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit in effect prior to the change will remain in effect and the provisions for Benefit Option Package III will continue to apply. If the new Owner's Attained Age at the time of the change is 81 or greater, or if Joint Owners are named, the provisions of Benefit Option Package I will apply and we will issue a new Schedule reflecting the Schedule Date and the revised charges, if any, applicable to Benefit Option Package I.

Spousal Continuation upon Death of Owner

If at the Owner's death, the surviving spouse of the deceased Owner is the Beneficiary and such surviving spouse elects to continue the Certificate as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:

     (a) If the greater of (ii), (iv) and (v) in the Death Benefit provision as of the date we receive due proof of death of the Owner, before deducting any Initial Credits, minus the Accumulation Value, also as of that date, is greater than zero, we will add such difference to the Accumulation Value. Such addition will be allocated to the Divisions of the Separate Account then available in the same proportion as the Accumulation Value in each available Division bears to the Accumulation Value in all such Divisions. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Asset Division, or its successor.

     (b) The Guaranteed Death Benefit, the Alternate Guaranteed Death Benefit, the Minimum Death Benefit, and the Maximum Guaranteed Death Benefit will continue to apply, with all age criteria using the surviving spouse's age as the determining age.

     (c) At subsequent surrender, any Surrender Charge applicable to premiums paid prior to the date we receive due proof of death of the Owner will be waived. Any premiums paid later will be subject to any applicable Surrender Charge.

This addition to Accumulation Value is available only to the spouse of the Owner as of the date of death of the Owner if such spouse under the provisions of this Certificate elects to continue the Certificate as their own.

GA-CA-1090                             24

                             CHOOSING AN INCOME PLAN
--------------------------------------------------------------------------------

ANNUITY BENEFITS

If you and the Annuitant are living on the Annuity Commencement Date, we will begin making payments to you. We will make these payments under the Annuity Option (or Options) elected by you. You may elect to apply any portion of the Accumulation Value (minus any applicable premium tax) to any Annuity Option by making a written request at least 30 days prior to the Annuity Commencement Date. When the Annuity Option is elected, you must also tell us if payments are to be made as a Fixed Annuity, a Variable Annuity or some combination of Fixed and Variable Annuity. If Variable Annuity payments are elected, you must also select the Assumed Interest Rate (AIR) and specify the portion of the Accumulation Value (less any applicable premium tax) to be allocated to the available Divisions. If no Annuity Option has been elected by the Required Annuity Commencement Date shown in the Schedule, payments will be made as a Fixed Annuity under Option 2 on a 10-year period certain basis. The amount of the payments will be determined by applying the Accumulation Value on the Annuity Commencement Date in accordance with the Annuity Options section below (see Payments We May Defer). After payments begin, only those payable as Variable Annuity Payments under Option 1 may be commuted to a lump sum.

Before we pay any Annuity Benefits, we require the return of this Certificate. If this Certificate has been lost, we require the applicable lost Certificate form.

Fixed Annuity Payments

If Fixed Annuity payments are chosen, the payment rate for the option chosen, shown in the tables in the Schedule, reflects the minimum guaranteed interest rate. Interest rates actually paid may be higher.

Variable Annuity Payments

If Variable Annuity payments are chosen, the initial payment for the option chosen, shown in the Schedule, reflects the Assumed Interest Rate selected by you. Thereafter, the Divisions must earn this rate plus enough to cover any deductions stated in the Schedule if future Annuity Payments are to remain level. If earnings exceed this amount, Annuity Payments will increase; if earnings are less, Annuity Payments will decrease.

Annuity Units

The Number of Annuity Units is based on the amount of the first Variable Annuity Payment which is equal to:

     (1) The portion of the Accumulation Value applied to pay a Variable Annuity Payment (minus any applicable premium tax); divided by

     (2)  1,000; multiplied by

     (3) The payment rate in the tables shown in the Schedule for the option chosen.

Such amount, or portion, of the Variable Annuity Payment will be divided by the appropriate Annuity Unit Value on the tenth Valuation Date before the due date of the first payment to determine the number of Annuity Units. Thereafter, the number of Annuity Units remains unchanged. Each future payment is equal to the sum of the products of each Annuity Unit Value multiplied by the appropriate number of Annuity Units. The Annuity Unit Value on the tenth Valuation Date prior to the due date of the payment is used.

Annuity Unit Value

On any Valuation Date, an Annuity Unit Value is equal to:

     (1) The Annuity Unit Value on the on the previous Valuation Day; multiplied by

     (2)  The Annuity Net Return Factor(s) for the Valuation Date; multiplied by

     (3)  A Factor to reflect the AIR.

The Annuity Unit Value and Annuity Payment amount may go up or down due to investment gain or loss.

GA-CA-1090                             25

--------------------------------------------------------------------------------

Net Return Factor

The Net Return Factor(s) is(are) used to compute all Variable Annuity Payments for any Division in the Variable Separate Account. The Net Return Factor for each Division is equal to 1.0000 plus the Net Rate of Return.

The Net Rate of Return is equal to:

     (1) The value of the shares of the Division at the end of a Valuation Date; minus

     (2) The value of shares of the Division at the start of the Valuation Date; plus or minus

     (3) Taxes (or reserves for taxes) on the Separate Account (if any); divided by

     (4) The value of shares of the Division at the start of the Valuation Date; minus

     (5) The daily Asset Based Administrative Charges and Mortality and Expense Risk Charges described in the Schedule for each day in the Valuation Period.

A Net Return Rate may be more or less than 0%.

The value of a share in a Division is equal to the net assets of the Division divided by the number of shares outstanding.

Annuity Payments shall not be changed due to mortality or expense results.

ALLOCATION CHANGES

You have the right to request allocation changes among Divisions of the Variable Separate Account to any other Division then available. After the Annuity Commencement Date, allocation changes in excess of four in any Certificate Year are subject to the Excess Allocation Charge as stated in the Schedule. After Annuity Payments begin, allocation changes are not allowed between values providing Fixed Annuity Payments and Variable Annuity Payments.

ANNUITY COMMENCEMENT DATE SELECTION

You select the Annuity Commencement Date. You may select any date following the first Certificate Anniversary but before the required date of Annuity Commencement as shown in the Schedule. On the Annuity Commencement Date, the age of the Annuitant plus the number of years payments are guaranteed must not exceed 100. If you do not select a date, the Annuity Commencement Date will be in the month following the required date of Annuity Commencement.

FREQUENCY SELECTION

You may choose the frequency of the Annuity Payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, the payments will be made monthly.

THE INCOME PLAN

While this Certificate is in effect and before the Annuity Commencement Date, you may choose one or more Annuity Options for the payment of Death Benefit proceeds. If, at the time of your death, no Option has been chosen for paying the Death Benefit proceeds, the Beneficiary may choose an Option within one year. You may also elect an Annuity Option on surrender of the Certificate for its Cash Surrender Value. For each Option we will issue a separate written agreement putting the Option into effect.

Our approval is needed for any Option where:

     (1)  the person named to receive payment is other than you or Beneficiary;
          or

     (2)  the person named is not a natural person, such as a corporation; or

     (3) any income payment would be less than the minimum annuity income payment shown in the Schedule.

GA-CA-1090                             26

--------------------------------------------------------------------------------

THE ANNUITY OPTIONS

Option 1.  Income for a Fixed Period

Payment is made in equal installments for a fixed number of years. The number of years must be at least 5 and not more than 30.

Option 2.  Single Life Income

Payment is made to the person named in equal monthly installments based on one of the following, as elected by you:

     (a) Payments continue as long as the Annuitant is living and cease at the Annuitant's death.

     (b) Payments continue for a period certain and continue thereafter as long as the Annuitant us living. The period certain may be between 5 and 30 years as specified by you.

     (c) Payments continue until as long as the Annuitant is living. At the Annuitant's death, the difference between the sum of the payments made and the Accumulation Value applied to this option is paid to the Beneficiary in a lump sum. This "Cash Refund" feature is available only if the total amount applied to the Option is taken as a Fixed Annuity payment.

Option 3.  Joint Life Income

This Option is available if there are two Annuitants, one of whom is designated the Primary Annuitant and the other the Secondary Annuitant. Monthly payments continue as long as at least one of the Annuitants is living based on one of the following, as elected by you:

     (a)  75% of the payment to continue as long as either Annuitant is living;

     (b)  66 2/3% of the payment to continue after the first death;

     (c)  50 % of the payment to continue after the first death;

     (d) 100% of the payment continues for a period certain of from 5 to 30 years and thereafter as long as either Annuitant is living;

     (e) 100% of the payment to continue if the Secondary Annuitant is the first to die and 50% of the payment to continue if the Primary Annuitant is the first to die;

     (f) 100% of the payment continues as long as either Annuitant is living. At the death of both Annuitants, the difference between the sum of the payments made and the Accumulation Value applied to this option is paid to the Beneficiary in a lump sum. This "Cash Refund" feature is available only if the total amount applied to the Option is taken as a Fixed Annuity payment.

If Fixed Annuity Payments are chosen under Options 1, 2(a), 2(b), 3(a) or 3(d), you may also elect to have payments increase annually at 1%, 2% or 3% compounded annually.

Payment may be made under any other method mutually agreed upon by you and us.

PAYMENT WHEN NAMED PERSON DIES

When the person named to receive payment dies, we will pay any amounts still due as provided by the Option agreement. The amounts still due are determined as follows:

     (1) For Option 1 or for any remaining guaranteed payments in Option 2, payments will be continued.

     (2) For Option 3, no amounts are payable after both named persons have died.

GA-CA-1090                             27

                           OTHER IMPORTANT INFORMATION
--------------------------------------------------------------------------------

ENTIRE CONTRACT

The group contract, including any attached Riders, endorsements, amendments and the application of the Contractholder, constitute the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Annuitant will be deemed representations and not warranties. No such statement will be used in any contest unless it is contained in the application signed by the Owner, a copy of which has been furnished to the Owner, the Beneficiary or to the Contractholder.

SENDING NOTICE TO US

Whenever written notice is required, send it to our Customer Service Center. The address of our Customer Service Center is shown on the cover page. Please include your Certificate number in all correspondence.

REPORTS TO OWNER

We will send you a report at least once during each Certificate Year. The report will show the Accumulation Value and the Cash Surrender Value as of the end of the Certificate Processing Period. The report will also show the allocation of the Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any information that may be currently required by the insurance supervisory official of the jurisdiction in which the Certificate is delivered.

We will also send you copies of any shareholder reports of the portfolios in which the Divisions of the Variable Separate Account invest, as well as any other reports, notices or documents required by law to be furnished to Owners.

ASSIGNMENT - USING THIS CERTIFICATE AS COLLATERAL SECURITY

You can assign this Certificate as collateral security for a loan or other obligation. This does not change the ownership. Your rights and any Beneficiary's right are subject to the terms of the assignment. The Beneficiary's rights may be subordinate to those of an assignee unless the Beneficiary was designated as an irrevocable Beneficiary prior to the assignment. To make or release an assignment, we must receive written notice satisfactory to us, at our Customer Service Center. We are not responsible for the validity of any assignment.

CHANGING THIS CERTIFICATE

This Certificate or any additional benefit riders may be changed to another annuity plan according to our rules at the time of the change.

CERTIFICATE CHANGES - APPLICABLE TAX LAW

We reserve the right to make changes in this Certificate or its Riders to the extent we deem it necessary to continue to qualify this Certificate as an annuity. Any such changes will apply uniformly to all Certificates that are affected. You will be given advance written notice of such changes.

MISSTATEMENT OF AGE OR SEX

If an age or sex has been misstated, the amounts payable or benefits provided by this Certificate will be those that the Premium Payment made would have bought at the correct age or sex.

GA-CA-1090                             28

--------------------------------------------------------------------------------

NON-PARTICIPATING

This Certificate does not participate in the divisible surplus of Golden American Life Insurance Company.

CONTESTABILITY

This Certificate is incontestable from its date of issue.

PAYMENTS WE MAY DEFER

We may not be able to determine the value of the assets of the Variable Separate Account Divisions because:

     (1)  The NYSE is closed for trading;

     (2)  the SEC determines that a state of emergency exists;

     (3) an order or pronouncement of the SEC permits a delay for the protection of Owners; or

     (4) the check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

During such times, as to amounts allocated to the Divisions of the Variable Separate Account, we may delay:

     (1)  determination and payment of the Cash Surrender Value;

     (2) determination and payment of any Death Benefit if death occurs before the Annuity Commencement Date;

     (3)  allocation changes of the Accumulation Value; or

     (4)  application of the Accumulation Value under an income plan.

As to the amounts allocated to a Guaranteed Interest Division in the General Account and as to amounts allocated to Fixed Allocations of the Fixed Account, we may, at any time, defer payment of the Cash Surrender Value for up to six months after we receive a request for it. We will allow interest of at least 3.00% a year or greater if required by state law, on any Cash Surrender Value payment derived from the Fixed Allocations or Guaranteed Interest Divisions that we defer 30 days or more.

AUTHORITY TO MAKE AGREEMENTS

All agreements made by us must be signed by one of our officers. No other person, including an insurance agent or broker, has the authority to:

     (1)  change any of this Certificate's terms;

     (2)  extend the time for Premium Payments; or

     (3)  make any agreement binding on us.

REQUIRED NOTE ON OUR COMPUTATIONS

We have filed a detailed statement of our computations with the insurance supervisory official in the jurisdiction where this Certificate is delivered. The values are not less than those required by the law of that state or jurisdiction. Any benefit provided by an attached Optional Benefit Rider will not increase these values unless otherwise stated in that Rider.

GA-CA-1090                             29

FLEXIBLE PREMIUM DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CERTIFICATE
- NO DIVIDENDS

--------------------------------------------------------------------------------

Variable Cash Surrender Values while the Annuitant and Owner are living and prior to the Annuity Commencement Date. Death Benefit subject to guaranteed minimum. Partial Withdrawal Option. Non-participating. Investment results reflected in values.

GA-CA-1090